INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2019
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8. INTANGIBLE ASSETS, NET

The following table summarizes the Company’s intangible assets:

	Gross
	Carrying	Accumulated
At December 31, 2019	Amount	Amortization	Net
	$	$	$
Technical know-how	1,428	(1,425)	3
Computer software	38,205	(15,417)	22,788
Total intangible assets, net	39,633	(16,842)	22,791

	Gross
	Carrying	Accumulated
At December 31, 2018	Amount	Amortization	Net
	$	$	$
Technical know-how	2,369	(1,458)	911
Computer software	25,882	(11,890)	13,992
Total intangible assets, net	28,251	(13,348)	14,903

Amortization expense for the years ended December 31, 2017, 2018 and 2019 were $4,659, $4,666 and $5,310, respectively.

Amortization expenses of the above intangible assets are expected to be approximately $4.4 million, $3.6 million, $3.1 million, $2.5 million and $9.2 million for the years ended December 31, 2020, 2021, 2022, 2023, 2024 and thereafter, respectively.